Exhibit 10.21


                                  BILL OF SALE

         This BILL OF SALE is made and entered into as of the 21st day of March, 2001, by and between MagStar Technologies, Inc., a Minnesota corporation ("Seller"), and Activar Properties, Inc., a Minnesota corporation ("Buyer").


                                   WITNESSETH:

         WHEREAS, Buyer wishes to purchase, and Seller wishes to sell and convey to Buyer, all of Seller's right, title and interest in and to the equipment listed in the attached Hoff Appraisal dated January 18, 2001, and located at 410 11th Avenue South, Hopkins, MN, as well as the equipment listed on the attached invoices;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Seller hereby irrevocably sells, grants, assigns, transfers, conveys, delivers and sets over unto Buyer any and all of its right, title and interest in the Assets, subject to the following liens, claims and encumbrances: None.

2. Seller hereby represents, warrants and covenants that (a) it is the owner of good, marketable title to the Assets, (b) the Assets are free from all liens and encumbrances (except as listed above) and (c) Seller has the right to sell and convey the Assets to Buyer. Seller shall warrant and defend the sale of the Assets to Buyer against any and all persons who claim title to the Assets, subject only to the encumbrances listed above. Seller hereby indemnifies and holds Buyer harmless from, against and in respect of (and on demand shall reimburse Buyer for) any and all loss, liability or damage (including reasonable attorney's fees) suffered or incurred by Buyer by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant by Seller contained herein or in any certificate, document or instrument delivered to Buyer pursuant hereto or in connection herewith.

3. This Bill of Sale shall be construed and interpreted, and the rights of the parties determined in accordance with, the laws of the State of Minnesota, without reference to conflicts of law principles thereunder.

4. All of the covenants and agreements contained herein shall apply to and bind the Seller and benefit the Buyer and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused this Bill of Sale to be duly executed and delivered by their respective officers thereunto duly authorized, as of the day and year first above written.


                                       MAGSTAR TECHNOLOGIES, INC.


                                       By: /s/ Michael J. Tate
                                           -------------------------------------
                                               Michael J. Tate
                                               Its: President



                                       ACTIVAR PROPERTIES, INC.


                                       By: /s/ James L. Reissner
                                           -------------------------------------
                                               James L. Reissner
                                               Its: President


STATE OF MINNESOTA         )
                           )ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this ____ day of March, 2001, by Michael J. Tate, President of MagStar Technologies, Inc.


                                               /s/ Barbara J Lien
                                               ---------------------------------
                                               Notary Public



STATE OF MINNESOTA         )
                           )ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 21st day of March, 2001, by James L. Reissner, President of Activar Properties, Inc.

                                               /s/ Barbara J Lien
                                               ---------------------------------
                                               Notary Public

                        MASTER EQUIPMENT LEASE AGREEMENT
                                 By and Between
             ACTIVAR PROPERTIES, INC. DBA PINKERTON AGENCY (LESSOR)
                                       and
                       MAGSTAR TECHNOLOGIES, INC. (LESSEE)


WITNESSETH:

         For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

         1.) MASTER LEASE - Lessor hereby agrees to lease to Lessee, for use at 410 11th Avenue South, Hopkins, MN, and Lessee hereby agrees to lease from Lessor the equipment described in Exhibit A to be hereinafter attached and made a part hereof. This Master Lease shall be treated and for all purposes deemed to be a separate individual written lease.

         2.) TERM - The term of this Lease shall commence on March 21, 2001, and shall end on the last day following the expiration of the number of months designated in the attached Exhibit B as the lease term for the equipment leased.

         3.) LEASE PAYMENTS - As payment for the rental of said equipment and for the rendition of certain other services by Lessor as hereafter described, Lessee shall pay a monthly charge as designated in the attached Exhibit B. The first rental payment of interest only shall be due on April 1, 2001; the first payment of principal and interest shall be due on May 1, 2001; and all subsequent payments shall be made on the first day of each month thereafter.

         4.) REPAIRS - Lessee, at its own cost and expense, shall keep the equipment in good repair, condition, and good working order and shall furnish any and all parts, mechanisms, and devices required to keep the equipment in good working order. In making such repairs, Lessee shall use only parts approved by the manufacturer or by the Lessor.

         5.) INSURANCE - Lessee, at its expense, shall keep said equipment insured, for the term of this Lease and any renewals or extensions thereof.

         6.) INDEMNITY - Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities including reasonable attorneys' fees, arising out of, connected with, or resulting from the equipment. Each party agrees that it will give the other prompt notice of the assertion of any such claim or institution of any such action, suit or proceeding.

         7.) DEFAULT - If Lessee fails to pay any rent or other amount herein provided when the same shall become due and payable, or if Lessee fails to observe, keep or perform any other provisions of this Lease required to be observed, kept, or performed by Lessee, or if any execution or other writ or process shall be issued in any action or proceeding against Lessee, whereby the equipment may be taken or distrained, Lessor shall have the right to exercise any one or more of the following remedies:

         (01) To sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to the Lease.

         (02) To take possession of the equipment without demand or notice, wherever the same shall be located, without any court order or other process of law. Lessee hereby waives any and all damage occasioned by such taking of possession. Any said taking or possession shall not constitute a termination of this Lease unless Lessor expressly so notifies Lessee in writing.

         (03)     To terminate this Lease.

         (04)     To pursue any other remedy at law or in equity.

Notwithstanding any said repossession or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all obligations on its part to be performed under this Lease; provided, however, that if Lessor is able to obtain any monies for said equipment from the re-rental or sale thereof, said monies, less expenses, shall be credited to the last payments of Lessee's obligation.

         8.) BANKRUPTCY - Neither this Lease nor any interest therein is assignable or transferable by operation of law. If any proceeding under the Bankruptcy Act, as amended, is commenced by or against Lessee, or if Lessee is adjudged insolvent, or if Lessee makes any assignment for the benefit of his creditors, or if a writ of attachment or execution is levied on the equipment and is not released or satisfied within ten (10) days thereafter, or if a receiver is appointed in any proceeding or action to which Lessee is a party with authority to take possession or control of the subject property, Lessor shall have and may exercise any one or more of the remedies set forth in Paragraph 7 hereof; and this Lease shall, at the option of Lessor without notice, immediately terminate and shall not be treated as an asset of Lessee after the exercise of said option.

         9.) CONCURRENT REMEDIES - No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or in equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by status or otherwise, and may be enforced concurrently therewith or from time to time.

         10.) ASSIGNMENT - Without prior written consent of Lessor, Lessee shall not:

         (01) Assign, transfer, pledge or hypothecate this Lease, the equipment or any part thereof, or any interest therein; or

         (02) Sublet or lend the equipment or any part thereof, or permit the equipment or any part thereof to be used by anyone other than Lessee or Lessee's employee(s).

Consent to any of the foregoing prohibited acts applied only in the given instance, and is not a consent to any subsequent like acts by Lessee or any other person. Subject always to the foregoing, this Lease insures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

         11.) NON-WAIVER - No covenant or condition of this Lease can be waived except by the written consent of Lessor. Forbearance of indulgence by Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, Lessor shall be entitled to invoke any remedy available to Lessor under this Lease or by law or in equity despite said forbearance or indulgence.

         12.) NOTICES - Service of all notices under this Agreement shall be sufficient if given personally or mailed by registered mail to the party involved at its respective address. Any such notice mailed to the party's address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

         13.) LEASE EXTENSION/PURCHASE OPTION - Provided that Lessee is not in default, Lessee shall have the right at the expiration of the term of this Lease to extend the Lease on a month-to-month basis or purchase the equipment. Such equipment may be purchased on an As-In-Where-Is basis, for the "fair market value". Lessee shall give Lessor written notice sixty (60) days prior to the end of the original Lease term of its election to exercise the purchase option or extend the Lease on a month-to-month basis. "Fair market value" shall be such amount as is mutually agreed upon by Lessor and Lessee; provided, however, that a fair market value can be established by or referral to an outside third party source. If parties are unable to agree upon a fair market value of the equipment within thirty (30) days after receipt by Lessor of the notice of Lessee's election to exercise the purchase option, the following arbitration procedures shall apply:

         Each party within thirty-five (35) days after receipt by Lessor of the notice of Lessee's election to exercise the purchase option shall elect an arbitrator and the two arbitrators so chosen shall choose a third by notice in writing delivered to all parties. The three arbitrators so chosen shall, within ten (10) days after selection of the third arbitrator, determine the fair market value and deliver such determination in writing to each party, which determination shall be final and binding upon all the parties to this Agreement.

         14.) CLAIMS - Lessor appoints and constitutes Lessee as its agent and attorney-in-fact during the term of this Lease to assert and enforce at the sold cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the equipment against any vendors, dealers, manufacturer's suppliers or contractors in respect thereof.

         15.) ENTIRE AGREEMENT - This instrument and the attached exhibit or exhibits constitutes the entire agreement between Lessor and Lessee; and it shall not be amended, altered or changed except by written agreement signed by the parties hereto.

         IN WITNESS WHEREOF, the parties have executed these presents to be effective as of this 21st day of March, 2001.


                                       ACTIVAR PROPERTIES, INC.  dba
                                       PINKERTON AGENCY



                                       By /s/ James L. Reissner
                                          --------------------------------------
                                              James L. Reissner, President



                                       MAGSTAR TECHNOLOGIES, INC.



                                       By /s/ Michael J. Tate
                                          --------------------------------------
                                              Michael J. Tate, President

                                    EXHIBIT A


                                    EQUIPMENT




         Per attached Hoff Appraisal dated January 18, 2001 and attached invoices.

                                    EXHIBIT B




         Total amount of equipment lease is $389,880.00


         Term of Lease is twenty-five (25) months, with the first payment being interest only and the remaining monthly payments of principal and interest in the amount of $17,399.43.

                        MASTER EQUIPMENT LEASE AGREEMENT
                                 By and Between
             ACTIVAR PROPERTIES, INC. DBA PINKERTON AGENCY (LESSOR)
                                       and
                       MAGSTAR TECHNOLOGIES, INC. (LESSEE)


WITNESSETH:

         For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

         1.) MASTER LEASE - Lessor hereby agrees to lease to Lessee, for use at 410 11th Avenue South, Hopkins, MN, and Lessee hereby agrees to lease from Lessor the equipment described in Exhibit A to be hereinafter attached and made a part hereof. This Master Lease shall be treated and for all purposes deemed to be a separate individual written lease.

         2.) TERM - The term of this Lease shall commence on March 21, 2001, and shall end on the last day following the expiration of the number of months designated in the attached Exhibit B as the lease term for the equipment leased.

         3.) LEASE PAYMENTS - As payment for the rental of said equipment and for the rendition of certain other services by Lessor as hereafter described, Lessee shall pay a monthly charge as designated in the attached Exhibit B. The first rental payment of interest only shall be due on April 1, 2001; the first payment of principal and interest shall be due on May 1, 2001; and all subsequent payments shall be made on the first day of each month thereafter.

         4.) REPAIRS - Lessee, at its own cost and expense, shall keep the equipment in good repair, condition, and good working order and shall furnish any and all parts, mechanisms, and devices required to keep the equipment in good working order. In making such repairs, Lessee shall use only parts approved by the manufacturer or by the Lessor.

         5.) INSURANCE - Lessee, at its expense, shall keep said equipment insured, for the term of this Lease and any renewals or extensions thereof.

         6.) INDEMNITY - Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities including reasonable attorneys' fees, arising out of, connected with, or resulting from the equipment. Each party agrees that it will give the other prompt notice of the assertion of any such claim or institution of any such action, suit or proceeding.

         7.) DEFAULT - If Lessee fails to pay any rent or other amount herein provided when the same shall become due and payable, or if Lessee fails to observe, keep or perform any other provisions of this Lease required to be observed, kept, or performed by Lessee, or if any execution or other writ or process shall be issued in any action or proceeding against Lessee, whereby the equipment may be taken or distrained, Lessor shall have the right to exercise any one or more of the following remedies:

         (01) To sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to the Lease.

         (02) To take possession of the equipment without demand or notice, wherever the same shall be located, without any court order or other process of law. Lessee hereby waives any and all damage occasioned by such taking of possession. Any said taking or possession shall not constitute a termination of this Lease unless Lessor expressly so notifies Lessee in writing.

         (03)     To terminate this Lease.

         (04)     To pursue any other remedy at law or in equity.

Notwithstanding any said repossession or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all obligations on its part to be performed under this Lease; provided, however, that if Lessor is able to obtain any monies for said equipment from the re-rental or sale thereof, said monies, less expenses, shall be credited to the last payments of Lessee's obligation.

         8.) BANKRUPTCY - Neither this Lease nor any interest therein is assignable or transferable by operation of law. If any proceeding under the Bankruptcy Act, as amended, is commenced by or against Lessee, or if Lessee is adjudged insolvent, or if Lessee makes any assignment for the benefit of his creditors, or if a writ of attachment or execution is levied on the equipment and is not released or satisfied within ten (10) days thereafter, or if a receiver is appointed in any proceeding or action to which Lessee is a party with authority to take possession or control of the subject property, Lessor shall have and may exercise any one or more of the remedies set forth in Paragraph 7 hereof; and this Lease shall, at the option of Lessor without notice, immediately terminate and shall not be treated as an asset of Lessee after the exercise of said option.

         9.) CONCURRENT REMEDIES - No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or in equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by status or otherwise, and may be enforced concurrently therewith or from time to time.

         10.) ASSIGNMENT - Without prior written consent of Lessor, Lessee shall not:

         (01) Assign, transfer, pledge or hypothecate this Lease, the equipment or any part thereof, or any interest therein; or

         (02) Sublet or lend the equipment or any part thereof, or permit the equipment or any part thereof to be used by anyone other than Lessee or Lessee's employee(s).

Consent to any of the foregoing prohibited acts applied only in the given instance, and is not a consent to any subsequent like acts by Lessee or any other person. Subject always to the foregoing, this Lease insures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

         11.) NON-WAIVER - No covenant or condition of this Lease can be waived except by the written consent of Lessor. Forbearance of indulgence by Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, Lessor shall be entitled to invoke any remedy available to Lessor under this Lease or by law or in equity despite said forbearance or indulgence.

         12.) NOTICES - Service of all notices under this Agreement shall be sufficient if given personally or mailed by registered mail to the party involved at its respective address. Any such notice mailed to the party's address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

         13.) LEASE EXTENSION/PURCHASE OPTION - Provided that Lessee is not in default, Lessee shall have the right at the expiration of the term of this Lease to extend the Lease on a month-to-month basis or purchase the equipment. Such equipment may be purchased on an As-In-Where-Is basis, for the "fair market value". Lessee shall give Lessor written notice sixty (60) days prior to the end of the original Lease term of its election to exercise the purchase option or extend the Lease on a month-to-month basis. "Fair market value" shall be such amount as is mutually agreed upon by Lessor and Lessee; provided, however, that a fair market value can be established by or referral to an outside third party source. If parties are unable to agree upon a fair market value of the equipment within thirty (30) days after receipt by Lessor of the notice of Lessee's election to exercise the purchase option, the following arbitration procedures shall apply:

         Each party within thirty-five (35) days after receipt by Lessor of the notice of Lessee's election to exercise the purchase option shall elect an arbitrator and the two arbitrators so chosen shall choose a third by notice in writing delivered to all parties. The three arbitrators so chosen shall, within ten (10) days after selection of the third arbitrator, determine the fair market value and deliver such determination in writing to each party, which determination shall be final and binding upon all the parties to this Agreement.

         14.) CLAIMS - Lessor appoints and constitutes Lessee as its agent and attorney-in-fact during the term of this Lease to assert and enforce at the sold cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the equipment against any vendors, dealers, manufacturer's suppliers or contractors in respect thereof.

         15.) ENTIRE AGREEMENT - This instrument and the attached exhibit or exhibits constitutes the entire agreement between Lessor and Lessee; and it shall not be amended, altered or changed except by written agreement signed by the parties hereto.

         IN WITNESS WHEREOF, the parties have executed these presents to be effective as of this 21st day of March, 2001.


                                       ACTIVAR PROPERTIES, INC.  dba
                                       PINKERTON AGENCY



                                       By /s/ James L. Reissner
                                          --------------------------------------
                                              James L. Reissner, President



                                       MAGSTAR TECHNOLOGIES, INC.



                                       By /s/ Michael J. Tate
                                          --------------------------------------
                                              Michael J. Tate, President

                                    EXHIBIT A


                                    EQUIPMENT




         Per attached Hoff Appraisal dated January 18, 2001 and attached invoices.

                                    EXHIBIT B




         Total amount of equipment lease is $1,522,630.00


         Term of Lease is sixty-one (61) months, with the first payment being interest only and the remaining monthly payments of principal and interest in the amount of $30,279.37.